UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

CECO ENVIRONMENTAL CORP.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway Suite 500 Dallas, TX	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 357-6181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CECE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2021, CECO Environmental Corp. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the CECO Environmental Corp. 2021 Equity and Incentive Compensation Plan (the “2021 Plan”), effective as of the date of the Annual Meeting. The following description of the 2021 Plan is qualified in its entirety by reference to the 2021 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In general, the 2021 Plan will be administered by the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”). The Compensation Committee may delegate authority under the 2021 Plan to a subcommittee, and the Board may grant awards under the 2021 Plan to non-employee Board members and administer the 2021 Plan regarding such awards. The 2021 Plan will enable the Compensation Committee to grant awards to non-employee Board members, officers and other employees of the Company and its subsidiaries, and certain consultants to the Company and its subsidiaries as incentives and rewards for service or performance. These potential awards include stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, dividend equivalents, other stock-based awards and cash incentive awards, all upon terms and conditions as further described in the 2021 Plan.

Subject to adjustment as described in the 2021 Plan, there are 1,675,000 new shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) available under the 2021 Plan, plus 905,698 shares that remained available for future grant under the CECO Environmental Corp. 2017 Equity and Incentive Compensation Plan (the “2017 Plan”) as of the effective date of the 2021 Plan, plus shares subject to awards granted under the 2021 Plan or the 2017 Plan that are canceled or forfeited, expire, are settled for cash, or are unearned to the extent of such cancellation, forfeiture, expiration, cash settlement or unearned amount, as further described in the 2021 Plan. These shares may be shares of original issuance or treasury shares, or a combination of both. The aggregate number of shares available under the 2021 Plan will generally be reduced by one share for every one share subject to an award granted under the 2021 Plan.  The 2021 Plan also provides that, subject to adjustment as described in the 2021 Plan, the aggregate number of shares actually issued or transferred upon the exercise of incentive stock options will not exceed 1,675,000 shares. The 2021 Plan provides that in no event will any non-employee Board member, in any one calendar year, be granted compensation for such service having an aggregate maximum value (measured at the date of grant, as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $600,000. The 2021 Plan succeeds the 2017 Plan.

The 2021 Plan permits the Compensation Committee to make certain performance-based awards to participants, which awards will be earned based upon the achievement of management objectives. A non-exhaustive list of performance measures that could be used for such performance-based awards includes the following:  profits (for example, gross profit, gross profit growth, operating income, EBITDA, net income, consolidated net income, net earnings, net sales, cost of sales, earnings per share, residual or economic earnings, net operating profit or economic profit); cash flow (for example, actual or adjusted EBITDA (including EBIT), free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, operating cash flow, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment); returns (for example, profits or cash flow returns on: assets, investment, capital, invested capital, net capital employed, equity or sales); working capital (for example, working capital targets, working capital divided by sales, days’ sales outstanding, days’ sales inventory and days’ sales in payables); profit margins (for example, profits divided by revenues, gross margins and material margins divided by revenues); liquidity measures (for example, debt-to-capital, debt-to-EBITDA or total debt ratio); sales growth, gross margin growth, cost initiative and stock price metrics (for example, revenues, net revenues, revenue growth, net revenue growth, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to stockholders, sales and administrative costs divided by sales and sales and administrative costs divided by profits); and strategic initiatives (for example, product development, strategic partnering, research and development, vitality index, market penetration, market share, geographic business expansion goals, expense targets or cost reduction goals, general and administrative expense savings, selling, general and administrative expenses, client/customer satisfaction, employee satisfaction, employee retention, management of employment practices and employee benefits, supervision of litigation and information technology, productivity ratios, economic value added (or another measure of profitability that considers the cost of capital employed), product quality, sales of new products or goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures).

Management objectives may be established on an absolute or relative basis, and if the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, the Compensation Committee may in its discretion modify such management objectives or the goals or actual levels of achievement regarding the management objectives, in whole or in part, as the Compensation Committee deems appropriate and equitable. The Board generally will be able to amend the 2021 Plan, subject to stockholder approval in certain circumstances as described in the 2021 Plan. No grants may be made under the 2021 Plan after May 24, 2031.

5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, on May 25, 2021, the stockholders of the Company considered: 1) the election of the eight director nominees named in the proxy statement; 2) an advisory vote to approve the Company’s named executive officer compensation; 3) approval of the 2021 Plan; and 4) the ratification of the Company’s independent registered public accounting firm for fiscal 2021. The voting results at the Annual Meeting with respect to each of the matters described above were as follows:

1.	The eight director nominees named in the proxy statement and standing for election were elected based upon the following votes:
DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Jason DeZwirek	26,026,146	1,911,675	3,199,684
Todd Gleason	27,611,332	326,489	3,199,684
Eric M. Goldberg	27,638,429	299,392	3,199,684
David B. Liner	23,292,674	4,645,147	3,199,684
Claudio A. Mannarino	24,885,720	3,052,101	3,199,684
Munish Nanda	27,687,193	250,628	3,199,684
Jonathan Pollack	26,337,136	1,600,685	3,199,684
Valerie Gentile Sachs	27,235,769	702,052	3,199,684

2.	The Company’s named executive officer compensation was approved on an advisory basis as follows:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,286,068	379,823	271,930	3,199,684

3.	The CECO Environmental Corp. 2021 Equity and Incentive Compensation Plan was approved as follows:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,350,172	3,303,898	283,751	3,199,684

4.	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2021 was ratified as follows:
FOR	AGAINST	ABSTAIN
30,926,295	185,738	25,472

9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1 104	CECO Environmental Corp. 2021 Equity and Incentive Compensation Plan Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2021	CECO Environmental Corp.

	By:	/s/ Matthew Eckl
Matthew Eckl
Chief Financial Officer